                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549
                                                           ----------------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): July 26, 2004

                                                 TROPICAL SPORTSWEAR INT'L CORPORATION
                                        (Exact name of registrant as specified in its charter)

                    Florida                        0-23161                           59-3420305
        (State or other jurisdiction            (Commission                        (IRS Employer
                of incorporation)                File Number)                     Identification No.)

            4902 W. Waters Avenue
                 Tampa, Florida                                                         33634
    (Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code: (813) 249-4900

-------------------------------------------------------------------------------------------------------------------

Item 5.  Other Events

         Attached is the Press Release disseminated by the Company on July 26, 2004.

Item 7.  Exhibits

Exhibit  99     Press Release dated July 26, 2004.

-------------------------------------------------------------------------------------------------------------------

                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 27, 2004                           By:   /s/ Robin J. Cohan
                                                       Robin J. Cohan
                                                       Executive Vice President and
                                                       Chief Financial Officer